UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 127
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

At-the-Market Offering Agreement

On July 9, 2026, Rackspace Technology, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Goldman Sachs & Co. LLC, in its capacity as sales agent (the “Manager”), with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $250,000,000 (the “Shares”) through the Manager, acting as sales agent, or directly to the Manager acting as principal for its own accounts at a price and on terms agreed upon in a separate written agreement. The issuance and sale, if any, of the Shares by the Company under the Agreement will be made pursuant to a prospectus supplement, dated July 9, 2026, and a base prospectus, filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2026, relating to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-297332) (the “Registration Statement”).

Upon the Company’s delivery of a placement notice and subject to the terms and conditions of the Agreement, the Manager may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or by any other method. The Manager will use its reasonable efforts consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the Nasdaq Stock Market LLC to sell the Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Manager will be entitled to compensation at a commission rate of 1.5% of the gross proceeds from each sale of the Shares. The Company has provided the Manager with customary indemnification and contribution rights.

The Company is not obligated to make any sales, and the Manager is not obligated to buy and sell, any of the Shares under the Agreement. The Company or the Manager may suspend or terminate the offering of the Shares upon notice to the other party and subject to other conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, relating to the validity of the Shares being offered pursuant to the Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Accounts Receivable Securitization Facility Extension Amendment

On July 2, 2026, Rackspace Receivables II LLC (the "Seller"), Rackspace Receivables Canada Limited, certain subsidiaries of Rackspace Technology, Inc. serving as originators and servicers, PNC Bank, National Association, as administrative agent and purchaser, and PNC Capital Markets LLC, as structuring agent, entered into an Omnibus Amendment and Waiver (the "Amendment") to the Receivables Purchase Agreement, dated September 29, 2023, and certain related transaction documents governing the Company's receivables purchase facility.

Among other things, the Amendment (i) extends the Scheduled Termination Date from September 29, 2026 to July 2, 2029 and revises the early termination provisions to reference the earliest scheduled maturity of the revolving facilities under the Company's first lien credit agreement (or any revolving credit facility that refinances or replaces such revolving facility), (ii) permits the Facility Limit to be increased by up to $50 million, from $300 million to a maximum of $350 million, subject to the terms and conditions of the Receivables Purchase Agreement, and (iii) makes various conforming, administrative and other amendments to the transaction documents.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On July 9, 2026, the Company issued a press release announcing preliminary financial results for the fiscal quarter ended June 30, 2026 and updates to its fiscal year 2026 outlook. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading "Accounts Receivable Securitization Facility Extension Amendment" is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On July 9, 2026, the Company announced the following preliminary financial results for the second quarter of 2026:

– Revenue is expected to be in the range of $641 to $649 million, including Private Cloud revenue between $242 to $246 million and Public Cloud revenue between $399 to $403 million.
– GAAP Net Loss is expected to be in the range of $(91) to $(62) million, and GAAP net loss per diluted share is expected to be in the range of $(0.36) to $(0.25)
– GAAP Loss from Operations is expected to be in the range of $(53) million to $(33) million.
– Non-GAAP Operating Profit is expected to be in the range of $19 to $23 million.
– Non-GAAP Loss Per Share is expected to be $(0.11) to $(0.08).
– Non-GAAP Adjusted EBITDA is expected to be between $58 to $62 million.

These preliminary results are based on information available to management as of the date of this Current Report on Form 8-K and are subject to the completion of the Company’s financial closing procedures, quarter-end review processes and other developments that may arise between now and the time the Company’s financial results for the quarter are finalized. These preliminary results are not a comprehensive statement of the Company’s financial results for the second quarter and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. These preliminary results are inherently uncertain and may differ, including materially, from the financial results that will be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. KPMG LLP, our independent registered public accounting firm, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary results for the second quarter of 2026. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

The preliminary financial results include non-GAAP financial measures such as Non-GAAP Net Income (Loss), Non-GAAP Operating Profit, Adjusted EBITDA and Non-GAAP Earnings (Loss) Per Share. These non-GAAP financial measures exclude the impact of certain costs, losses and gains that are required to be included in the Company’s profit and loss measures under GAAP. Although the Company believes these measures are useful to investors and analysts for the same reasons they are useful to management, as described below, these measures are not a substitute for, or superior to, GAAP financial measures or disclosures. Other companies may calculate similarly-titled non-GAAP measures differently, limiting their usefulness as comparative measures. The Company has reconciled each of these non-GAAP measures to the applicable most comparable GAAP measure below.

Net loss reconciliation to Non-GAAP Net Loss

	Three Months Ended June 30, 2026
(In millions)	Low (Estimated)	High (Estimated)
Net loss	$(91)	$(62)
Share-based compensation expense	12	9
Transaction-related adjustments, net (a)	2	—
Restructuring and transformation expenses (b)	25	17
Net (gain) loss on divestiture and investments (c)	(1)	1
Gain on debt extinguishment	(7)	(6)
Interest expense impact from the March 2024 Refinancing Transactions (d)	(19)	(17)
Other adjustments (e)	2	(2)
Amortization of intangible assets (f)	33	30
Tax effect of non-GAAP adjustments (g)	15	9
Non-GAAP Net Loss	$(29)	$(21)

Loss from operations reconciliation to Non-GAAP Operating Profit

	Three Months Ended June 30, 2026
(In millions)	Low (Estimated)	High (Estimated)
Loss from operations	$(53)	$(33)
Share-based compensation expense	12	9
Transaction-related adjustments, net (a)	2	—
Restructuring and transformation expenses (b)	25	17
Amortization of intangible assets (f)	33	30
Non-GAAP Operating Profit	$19	$23

Net loss reconciliation to Adjusted EBITDA

	Three Months Ended June 30, 2026
(In millions)	Low (Estimated)	High (Estimated)
Net loss	$(91)	$(62)
Share-based compensation expense	12	9
Transaction-related adjustments, net (a)	2	—
Restructuring and transformation expenses (b)	25	17
Net (gain) loss on divestiture and investments (c)	(1)	1
Gain on debt extinguishment	(7)	(6)
Other expense, net (h)	8	2
Interest expense	33	30
Provision for income taxes	5	2
Depreciation and amortization (i)	72	69
Adjusted EBITDA	$58	$62

(a)	Includes purchase accounting adjustments, exploratory acquisition and divestiture costs, and expenses related to financing.
(b)
Includes consulting and advisory fees related to business transformation and optimization activities, as well as associated severance, certain facility closure costs, and lease termination expenses. Also includes payroll taxes associated with the exercise of stock options and vesting of restricted stock.

(c)	Includes gains and losses on investment and from dispositions.
(d)	Interest expense impact due to the accounting for contractual interest payments on debt instruments entered into as part of the March 2024 Refinancing Transactions, which reduced interest expense relative to contractual interest cost.
(e)	Primarily consists of foreign currency gains and losses.
(f)	All of our intangible assets are attributable to acquisitions, including the November 2016 merger.
(g)	We utilize an estimated structural long-term non-GAAP tax rate in order to provide consistency across reporting periods, removing the effect of non-recurring tax adjustments, which include but are not limited to tax rate changes, U.S. tax reform, share-based compensation, audit conclusions and changes to valuation allowances. When computing this long-term rate for the 2026 interim periods, we based it on an average of the 2025 and estimated 2026 tax rates, recomputed to remove the tax effect of non-GAAP pre-tax adjustments and non-recurring tax adjustments, resulting in a structural non-GAAP tax rate of 26%. The non-GAAP tax rate could be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix including due to acquisition activity, or other changes to our strategy or business operations. We will re-evaluate our long-term non-GAAP tax rate as appropriate. We believe that making these adjustments facilitates a better evaluation of our current operating performance and comparisons to prior periods.
(h)	Primarily consists of foreign currency gains and losses and expense related to our accounts receivable purchase agreement.
(i)	Excludes accelerated depreciation expense related to facility closures.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to anticipated financial performance, management's plans and objectives for future operations, business prospects, expected Public Cloud and Private Cloud performance, and our expectations regarding future operating and financial performance, the at-the-market offering of the Shares, and other matters. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 6, 2026 and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	Equity Distribution Agreement, dated July 9, 2026, between Rackspace Technology, Inc. and Goldman Sachs & Co. LLC
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP
10.1
Omnibus Amendment to Receivables Purchase Agreement, dated as of July 2, 2026, by and among Rackspace Receivables II LLC, Rackspace Receivables Canada Limited, the persons from time to time party thereto as purchasers, PNC Bank, National Association, Rackspace US, Inc., Rackspace International GmbH, Rackspace Limited and Onica Technologies Canada Inc. and PNC Capital Markets LLC as structuring agent

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (included in Exhibit 5.1)
99.1	Press Release dated July 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	July 9, 2026	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel & Assistant Secretary